UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 28, 2014

Phillips 66 Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3010 Briarpark Drive, Houston, Texas 77042
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (855) 283-9237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As reported in a Current Report on Form 8-K filed by Phillips 66 Partners LP (the Partnership) on March 3, 2014 (the Original Filing), the Partnership closed the acquisition of the Gold Product Pipeline System and the Medford Spheres (collectively, the Acquired Assets) from Phillips 66 Company, a wholly owned subsidiary of Phillips 66, on February 28, 2014, with an effective date of March 1, 2014. This amendment is being filed to amend Item 9.01 Financial Statements and Exhibits of the Original Filing to provide the following financial information:

•	Audited combined balance sheet of the Acquired Assets as of December 31, 2013 and 2012.

•	Audited combined statements of income, cash flows and changes in net investment of the Acquired Assets for the years ended December 31, 2013, 2012 and 2011.

•	Notes to the audited combined financial statements of the Acquired Assets.

•	Unaudited pro forma consolidated statements of income of the Partnership for the years ended December 31, 2013, 2012 and 2011.

•	Unaudited pro forma consolidated balance sheet of the Partnership as of December 31, 2013.

•	Notes to the unaudited pro forma consolidated financial statements of the Partnership.

No other modification to the Original Filing is being made by this amendment.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Audited combined financial statements of the Acquired Assets as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma consolidated financial statements of the Partnership as of December 31, 2013, and for each of the three years in the period ended December 31, 2013, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.		Description

23	—	Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1	—	Audited combined financial statements of the Acquired Assets as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013.

99.2	—	Unaudited pro forma consolidated financial statements of Phillips 66 Partners LP as of December 31, 2013, and for each of the three years in the period ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHILLIPS 66 PARTNERS LP

By: Phillips 66 Partners GP LLC, its general partner

/s/ C. Doug Johnson
C. Doug Johnson Vice President and Controller

March 27, 2014

INDEX TO EXHIBITS

Exhibit
No.	Description

23	Consent of Ernst &Young LLP, independent registered public accounting firm.

99.1	Audited combined financial statements of the Acquired Assets as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013.

99.2	Unaudited pro forma consolidated financial statements of Phillips 66 Partners LP as of December 31, 2013, and for each of the three years in the period ended December 31, 2013.

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